Exhibit 99.6
                                 ------------
                Computational Materials and/or ABS Term Sheets

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                Range
(As of Calculation Date)                                        -----

Total Number of Loans                       2,102
Total Outstanding Balance            $291,426,371
Average Loan Balance                     $138,642           $1,242 to $607,500
WA Mortgage Rate                            7.463%          4.700% to 15.625%
Net WAC                                     6.954%          4.191% to 15.116%
ARM Characteristics
     WA Gross Margin                       6.788%           3.500% to 11.500%
     WA Months to First Roll                   29                1 to 36
     WA First Periodic Cap                  1.807%          1.000% to 3.000%
     WA Subsequent Periodic Cap             1.397%          1.000% to 2.000%
     WA Lifetime Cap                       14.257%         10.700% to 21.500%
     WA Lifetime Floor                      7.410%          4.500% to 14/500%
WA Original Term (months)                     358              180 to 360
WA Remaining Term (months)                    355               11 to 360
WA LTV                                     70.15%            5.99% to 100.00%
     Percentage of Pool with CLTV > 100%    0.00%

WA FICO                                       591

Secured by (% of pool)    1st Liens       100.00%
                          2nd Liens         0.00%
Prepayment Penalty at Loan Orig
  (% of all loans)                         75.34%



-----------------------------------------------------------------------------------------------------------------------------------
    Top 5 States:        Top 5 Prop:        Doc Types:       Purpose Codes:       Occ Codes:        Grades:       Orig PP Term:
CA           30.49%   SFR       72.09%   FULL     69.71%   RCO         53.97%  OO       99.29%    A     64.73%   0          24.66%
FL            7.67%   PUD       12.17%   STATED   30.13%   PUR         42.18%  INV       0.69%    A-     6.83%   6           0.11%
MA            5.27%   CND        8.34%   SIMPLE    0.17%   RNC          3.84%  2H        0.03%    B     10.89%   12          4.78%
VA            3.86%   2 FAM      5.50%                                                            C     10.49%   24         31.03%
NY            3.79%   3 FAM      0.78%                                                            C-     4.75%   36         39.42%
                                                                                                  D      2.31%


-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-1

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                 Group 1

                        ARM and Fixed     $291,426,371

                             Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Program
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                        $2,821,891     20      0.97      $141,095       6.683    359.25    554   68.0
2/28 LIB6M                      $71,201,111    542     24.43      $131,367       7.416    352.88    593   72.6
2/28 LIB6M - IO - 24            $24,301,552    130      8.34      $186,935       6.765    359.23    608   77.5
2/28 LIB6M - IO - 60             $2,994,798     18      1.03      $166,378       6.778    357.21    608   77.5
3/27 LIB6M                     $134,398,115  1,022     46.12      $131,505       7.698    357.22    581   68.8
3/27 LIB6M - IO - 36            $31,050,072    171     10.65      $181,579       6.978    359.24    607   73.8
3/27 LIB6M - IO - 60             $2,713,352     14      0.93      $193,811       6.783    357.31    610   65.7
15Yr Fixed                       $1,950,697     27      0.67       $72,248       8.009    168.97    581   52.2
15Yr Fixed - CC                    $842,608     11      0.29       $76,601       8.176    178.03    587   59.6
20Yr Fixed                          $37,838      1      0.01       $37,838      11.250    234.00    573   60.0
30Yr Fixed                      $12,642,786     96      4.34      $131,696       7.728    356.64    611   54.0
30Yr Fixed - CC                  $5,003,885     40      1.72      $125,097       8.343    359.21    578   64.2
30Yr Fixed - IO - 60             $1,246,000      6      0.43      $207,667       7.301    359.04    616   62.5
30/15 Fixed Balloon                $221,666      4      0.08       $55,416      10.593    157.83    566   53.5
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                        $269,480,891  1,917     92.47      $140,574       7.426    356.51    590   71.2
Fixed 180                        $3,014,971     42      1.03       $71,785       8.246    170.68    582   54.4
Fixed 240                           $37,838      1      0.01       $37,838      11.250    234.00    573   60.0
Fixed 360                       $18,892,671    142      6.48      $133,047       7.862    357.48    603   57.2
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                 $523,984     32      0.18       $16,374      11.315    241.15    573   60.4
$25,000.01 - $50,000.00          $5,684,722    139      1.95       $40,897      10.041    308.02    562   60.6
$50,000.01 - $75,000.00         $21,944,740    358      7.53       $61,298       8.876    344.29    578   73.7
$75,000.01 - $100,000.00        $21,898,779    251      7.51       $87,246       8.185    349.34    582   69.7
$100,000.01 - $150,000.00       $65,066,387    519     22.33      $125,369       7.466    355.52    593   69.8
$150,000.01 - $200,000.00       $66,862,884    385     22.94      $173,670       7.100    357.89    595   68.3
$200,000.01 - $250,000.00       $47,441,479    212     16.28      $223,781       7.117    357.16    586   69.5
$250,000.01 - $300,000.00       $35,191,557    128     12.08      $274,934       7.064    359.03    594   72.7
$300,000.01 - $350,000.00       $20,028,036     62      6.87      $323,033       6.894    359.09    595   71.7
$350,000.01 - $400,000.00        $2,630,108      7      0.90      $375,730       7.025    359.16    651   78.5
$400,000.01 - $450,000.00        $2,529,726      6      0.87      $421,621       8.289    358.51    619   71.0
$450,000.01 - $500,000.00          $457,600      1      0.16      $457,600       9.625    359.00    598   80.0


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-2

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                 Group 1

                        ARM and Fixed     $291,426,371

                             Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
$550,000.01 - $600,000.00          $558,870      1      0.19      $558,870       8.625     359.00   582   80.0
$600,000.01 - $650,000.00          $607,500      1      0.21      $607,500       7.500     359.00   585   90.0
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463     354.63   591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     State
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                          $1,041,222     12      0.36       $86,768       8.327    354.33    582   72.4
Alaska                              $84,962      1      0.03       $84,962       9.900    359.00    537   33.3
Arizona                          $9,183,971     77      3.15      $119,272       7.158    355.42    604   74.5
Arkansas                           $358,547      7      0.12       $51,221       9.253    296.06    599   64.3
California                      $88,853,625    435     30.49      $204,261       6.945    356.88    590   66.5
Colorado                         $9,220,185     65      3.16      $141,849       6.853    358.85    606   77.3
Connecticut                      $6,212,484     37      2.13      $167,905       7.842    358.02    576   64.5
Delaware                           $547,279      6      0.19       $91,213       7.538    348.66    579   72.5
District of Columbia               $911,394      6      0.31      $151,899       8.667    347.68    581   56.0
Florida                         $22,351,145    162      7.67      $137,970       7.426    355.21    599   72.2
Georgia                          $4,997,756     46      1.71      $108,647       8.173    351.66    585   73.4
Hawaii                           $3,300,789     14      1.13      $235,771       6.646    359.11    620   66.6
Idaho                              $784,264     10      0.27       $78,426       8.034    350.78    588   76.6
Illinois                         $7,921,289     66      2.72      $120,020       7.639    354.18    602   73.7
Indiana                          $2,414,184     32      0.83       $75,443       8.174    352.53    611   81.2
Iowa                               $420,128      6      0.14       $70,021       9.810    353.34    576   64.0
Kansas                             $609,333      6      0.21      $101,555       7.771    349.82    591   77.0
Kentucky                         $1,426,142     19      0.49       $75,060       8.504    353.56    579   85.2
Louisiana                        $1,815,310     23      0.62       $78,927       7.949    352.29    582   75.2
Maine                              $127,500      1      0.04      $127,500       7.750    360.00    576   64.4
Maryland                         $9,676,257     63      3.32      $153,591       7.909    355.88    581   66.4
Massachusetts                   $15,352,648     82      5.27      $187,227       7.412    356.32    583   68.6
Michigan                         $8,685,786    109      2.98       $79,686       8.564    346.80    579   78.1
Minnesota                        $2,393,181     18      0.82      $132,955       7.747    349.51    619   67.6
Mississippi                      $1,142,817     13      0.39       $87,909       7.936    355.74    586   76.8
Missouri                         $4,361,892     43      1.50      $101,439       8.206    357.40    589   75.7
Montana                            $896,271     10      0.31       $89,627       7.979    344.96    625   80.7
Nebraska                           $785,525     10      0.27       $78,553       7.463    355.28    606   80.0
Nevada                           $8,157,972     53      2.80      $153,924       7.326    357.59    586   70.5
New Hampshire                    $2,550,032     18      0.88      $141,668       7.623    358.81    578   71.3
New Jersey                       $9,882,790     59      3.39      $167,505       8.219    355.09    599   68.9
New Mexico                       $1,404,041     11      0.48      $127,640       9.057    356.86    577   72.7
New York                        $11,046,317     58      3.79      $190,454       7.217    357.23    588   62.4
North Carolina                   $1,912,568     24      0.66       $79,690       8.578    329.68    570   65.2
North Dakota                       $318,954      4      0.11       $79,738       7.860    350.57    601   90.6


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-3

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                     State
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
Ohio                             $2,178,999     30      0.75       $72,633       8.996    358.81    569   81.6
Oklahoma                         $1,059,637     21      0.36       $50,459       8.797    346.27    587   80.7
Oregon                           $3,388,293     29      1.16      $116,838       7.153    347.97    621   74.1
Pennsylvania                     $4,362,847     55      1.50       $79,324       7.790    347.07    584   72.5
Rhode Island                     $2,388,931     16      0.82      $149,308       7.749    358.41    590   69.2
South Carolina                     $619,181      6      0.21      $103,197       8.729    351.30    532   63.2
Tennessee                        $4,820,350     50      1.65       $96,407       7.571    348.25    601   82.7
Texas                            $7,892,448    112      2.71       $70,468       8.277    332.15    597   74.3
Utah                             $2,170,128     21      0.74      $103,339       7.332    357.64    624   77.7
Vermont                             $84,894      1      0.03       $84,894       8.375    358.00    588   25.0
Virginia                        $11,255,824     72      3.86      $156,331       7.514    357.77    565   66.5
Washington                       $6,560,268     43      2.25      $152,564       6.942    356.55    596   74.4
West Virginia                      $686,476      9      0.24       $76,275       9.411    341.83    568   71.0
Wisconsin                        $2,673,644     30      0.92       $89,121       8.889    353.52    581   75.7
Wyoming                            $135,892      1      0.05      $135,892       7.150    359.00    644   80.0
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                             Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $33,147,203    280     11.37      $118,383       7.663    352.39    566   39.6
50.01 - 55.00                   $16,097,331    111      5.52      $145,021       7.196    352.31    563   52.8
55.01 - 60.00                   $20,539,015    144      7.05      $142,632       7.224    352.53    568   58.0
60.01 - 65.00                   $19,546,316    133      6.71      $146,965       7.526    353.59    570   63.2
65.01 - 70.00                   $32,421,008    211     11.12      $153,654       7.505    356.69    572   68.5
70.01 - 75.00                   $31,054,071    209     10.66      $148,584       7.643    351.27    577   73.9
75.01 - 80.00                  $115,432,053    801     39.61      $144,110       7.189    357.18    620   79.8
80.01 - 85.00                    $6,363,131     60      2.18      $106,052       8.192    347.54    566   84.4
85.01 - 90.00                    $6,862,914     56      2.35      $122,552       8.523    345.15    582   89.6
90.01 - 95.00                    $3,908,338     31      1.34      $126,075       8.982    356.20    575   94.3
95.01 - 100.00                   $6,054,991     66      2.08       $91,742       8.826    358.61    598   99.9
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                        Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                      $570,439      3      0.20      $190,146       4.889    358.40    619   79.3
5.001 - 5.500                    $3,602,715     16      1.24      $225,170       5.371    358.58    611   70.4
5.501 - 6.000                   $26,540,953    147      9.11      $180,551       5.853    358.79    621   69.8
6.001 - 6.500                   $50,618,906    283     17.37      $178,865       6.346    357.08    610   70.8



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-4

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                        Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                   $57,014,973    348     19.56      $163,836       6.797    357.37    603   70.3
7.001 - 7.500                   $35,882,005    225     12.31      $159,476       7.305    357.74    589   68.8
7.501 - 8.000                   $37,852,721    260     12.99      $145,587       7.814    355.81    582   68.7
8.001 - 8.500                   $23,243,554    187      7.98      $124,297       8.313    354.80    585   70.6
8.501 - 9.000                   $20,523,502    172      7.04      $119,323       8.782    354.35    558   65.8
9.001 - 9.500                   $11,547,293    122      3.96       $94,650       9.336    349.60    549   71.2
9.501 - 10.000                  $10,216,991    119      3.51       $85,857       9.792    344.27    555   73.0
10.001 - 10.500                  $7,024,814     92      2.41       $76,357      10.296    331.83    553   79.2
10.501 - 11.000                  $3,110,046     42      1.07       $74,049      10.796    330.16    542   78.4
11.001 - 11.500                  $1,821,243     38      0.62       $47,927      11.328    322.13    559   72.8
11.501 - 12.000                    $976,850     22      0.34       $44,402      11.828    328.68    530   77.7
12.001 - 12.500                    $345,056      9      0.12       $38,340      12.311    286.58    571   77.1
12.501 - 13.000                    $213,321      6      0.07       $35,553      12.710    296.17    569   68.1
13.001 - 13.500                     $42,354      2      0.01       $21,177      13.407    108.67    531   62.9
13.501 - 14.000                    $125,452      4      0.04       $31,363      13.750    213.38    518   53.3
> 14.000                           $153,183      5      0.05       $30,637      14.636    280.44    550   61.9
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                            $210,099,313  1,589     72.09      $132,221       7.487    353.82    588   69.5
PUD                             $35,467,223    230     12.17      $154,205       7.283    355.81    592   72.2
CND                             $24,310,703    172      8.34      $141,341       7.254    357.81    601   73.2
2 FAM                           $16,031,686     85      5.50      $188,608       7.791    357.65    592   69.6
3 FAM                            $2,286,959     11      0.78      $207,905       7.899    354.86    626   61.9
4 FAM                            $2,185,977      9      0.75      $242,886       7.922    354.77    627   74.9
CNDP                             $1,044,510      6      0.36      $174,085       6.857    357.40    623   71.7
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                            $157,296,178  1,104     53.97      $142,478       7.513    353.16    570   62.7
PUR                            $122,928,850    896     42.18      $137,197       7.371    357.49    618   79.9
RNC                             $11,201,343    102      3.84      $109,817       7.787    344.07    581   68.1
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-5

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------------
                                                   Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                             $289,352,599  2,085     99.29      $138,778       7.461    354.63    591   70.2
INV                              $1,998,742     16      0.69      $124,921       7.836    355.81    586   62.6
2H                                  $75,030      1      0.03       $75,030       8.500    359.00    510   55.0
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1 - 120                            $245,181     10      0.08       $24,518      11.301     98.15    594   67.8
121 - 180                        $2,772,244     33      0.95       $84,007       7.977    176.96    581   53.2
181 - 300                        $9,843,273    184      3.38       $53,496      10.102    291.77    564   75.4
301 - 360                      $278,565,673  1,875     95.59      $148,568       7.362    358.85    592   70.1
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                      Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                           $203,140,132  1,508     69.71      $134,708       7.401    354.39    582   70.8
STATED INCOME                   $87,797,900    584     30.13      $150,339       7.592    355.54    610   68.7
SIMPLE                             $488,338     10      0.17       $48,834      10.219    293.48    532   73.6
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102   100.00       $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                           $50,366      1      0.02       $50,366       8.000    359.00    816   70.0
781 - 800                          $565,885      4      0.19      $141,471       6.413    356.49    793   78.8
761 - 780                          $316,068      3      0.11      $105,356       6.590    359.49    769   79.1
741 - 760                        $1,479,488      7      0.51      $211,355       6.412    357.65    753   76.9
721 - 740                        $2,927,545     19      1.00      $154,081       6.466    357.06    728   79.6
701 - 720                        $6,459,947     43      2.22      $150,231       7.006    355.69    710   78.9
681 - 700                        $7,304,080     55      2.51      $132,801       6.829    355.07    690   74.9
661 - 680                       $13,128,078     79      4.50      $166,178       6.991    357.73    670   76.7
641 - 660                       $21,270,023    143      7.30      $148,741       6.923    354.54    649   75.8
621 - 640                       $29,247,657    208     10.04      $140,614       7.039    355.85    630   72.0
601 - 620                       $38,237,626    255     13.12      $149,951       7.032    354.93    611   72.9
581 - 600                       $41,685,550    293     14.30      $142,272       7.257    355.90    591   72.8
561 - 580                       $33,936,024    249     11.64      $136,289       7.685    355.35    570   69.2



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-6

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
541 - 560                       $31,519,794    223     10.82      $141,344       7.802    352.93    550   62.5
521 - 540                       $30,134,575    232     10.34      $129,890       7.956    354.91    529   63.9
501 - 520                       $29,225,467    242     10.03      $120,766       8.378    353.66    511   64.7
<= 500                           $3,938,199     46      1.35       $85,613       9.578    325.97    492   71.6
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                              $188,651,722  1,305     64.73      $144,561       7.190    355.93    606   72.5
A-                              $19,900,804    156      6.83      $127,569       7.713    350.22    567   65.1
B                               $31,727,995    224     10.89      $141,643       7.659    352.46    563   65.7
C                               $30,580,583    241     10.49      $126,890       8.214    352.13    556   64.6
C-                              $13,841,010    115      4.75      $120,357       8.169    353.96    577   71.3
D                                $6,724,257     61      2.31      $110,234       8.622    354.45    552   62.5
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                               $71,871,969    558     24.66      $128,803       8.135    351.73    587   68.0
6                                  $326,042      2      0.11      $163,021       6.960    356.69    587   79.9
12                              $13,936,060     90      4.78      $154,845       7.675    357.39    581   67.5
24                              $90,415,535    602     31.03      $150,192       7.088    356.69    597   73.6
36                             $114,876,765    850     39.42      $135,149       7.315    354.50    589   69.0
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Months to Roll                         (Excludes      185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                         WA         CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                     3     $12,490,167    199      4.63       $62,765       9.361    307.99    562   73.7
13 - 18                  17      $2,691,324     20      1.00      $134,566       6.961    353.31    595   72.0
19 - 24                  23     $89,654,119    565     33.27      $158,680       7.044    358.85    599   73.9
25 - 31                  30      $3,130,315     22      1.16      $142,287       6.977    354.11    609   73.7
32 - 37                  35    $161,514,965  1,111     59.94      $145,378       7.505    359.06    586   69.5
-----------------------------------------------------------------------------------------------------------------------------------
                               $269,480,891  1,917    100.00      $140,574       7.426    356.51    590   71.2
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-7

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Margin                                 (Excludes      185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                    $4,074,495     23      1.51      $177,152       6.594    357.58    575   71.2
4.001 - 5.000                    $9,556,114     59      3.55      $161,968       6.548    358.72    580   60.3
5.001 - 6.000                   $61,325,070    418     22.76      $146,711       6.864    356.19    600   71.4
6.001 - 7.000                   $92,522,151    617     34.33      $149,955       7.083    356.15    604   72.4
7.001 - 8.000                   $66,606,461    492     24.72      $135,379       7.860    356.16    577   70.4
8.001 - 9.000                   $25,984,421    209      9.64      $124,327       8.492    357.90    570   71.4
9.001 - 10.000                   $7,566,205     79      2.81       $95,775       9.505    358.25    548   72.9
10.001 - 11.000                  $1,622,935     17      0.60       $95,467      10.375    357.33    548   86.2
11.001 - 12.000                    $223,038      3      0.08       $74,346      11.383    358.49    579   92.5
-----------------------------------------------------------------------------------------------------------------------------------
6.788                          $269,480,891  1,917    100.00      $140,574      7.426     356.51    590   71.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Maximum Rates                          (Excludes      185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                    $152,567      1      0.06      $152,567       4.700    354.00    759   88.9
11.001 - 11.500                    $789,801      5      0.29      $157,960       5.500    353.04    623   69.2
11.501 - 12.000                  $5,463,749     30      2.03      $182,125       5.820    357.61    633   72.4
12.001 - 12.500                 $11,280,455     62      4.19      $181,943       6.129    357.52    607   69.9
12.501 - 13.000                 $28,847,688    166     10.70      $173,781       6.162    358.36    606   68.8
13.001 - 13.500                 $45,770,428    257     16.98      $178,095       6.455    358.76    608   71.1
13.501 - 14.000                 $50,984,147    315     18.92      $161,854       6.906    358.80    598   71.0
14.001 - 14.500                 $31,230,416    211     11.59      $148,011       7.397    358.46    583   69.7
14.501 - 15.000                 $29,380,552    204     10.90      $144,022       7.910    358.43    580   71.0
15.001 - 15.500                 $19,765,838    153      7.33      $129,188       8.377    357.72    585   72.6
15.501 - 16.000                 $16,695,634    141      6.20      $118,409       8.852    355.94    563   69.6
16.001 - 16.500                  $9,818,287    109      3.64       $90,076       9.418    349.64    549   73.1
16.501 - 17.000                  $8,555,861     95      3.17       $90,062       9.846    344.30    556   76.1
17.001 - 17.500                  $5,264,986     69      1.95       $76,304      10.300    339.49    552   81.1
17.501 - 18.000                  $2,557,422     34      0.95       $75,218      10.795    330.80    545   80.8
18.001 - 18.500                  $1,414,244     30      0.52       $47,141      11.388    325.82    561   72.5
18.501 - 19.000                    $974,953     21      0.36       $46,426      11.924    334.45    529   77.6
19.001 - 19.500                    $251,665      6      0.09       $41,944      12.346    312.46    570   78.5
> 19.500                           $282,195      8      0.10       $35,274      13.383    302.01    567   67.7
-----------------------------------------------------------------------------------------------------------------------------------
14.257                         $269,480,891  1,917    100.00      $140,574      7.426     356.51    590   71.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           Initial Periodic Rate Cap                         (Excludes     185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                            $3,022,513     22      1.12      $137,387       6.682    358.52    565   68.9



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-8

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                           Initial Periodic Rate Cap                         (Excludes     185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.500                          $209,485,592  1,479     77.74      $141,640       7.489    356.79    590   72.0
2.000                            $1,098,165     10      0.41      $109,817       8.256    345.07    596   64.1
3.000                           $55,874,620    406     20.73      $137,622       7.215    355.57    590   68.6
-----------------------------------------------------------------------------------------------------------------------------------
                               $269,480,891  1,917    100.00      $140,574       7.426    356.51    590   71.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Subsequent Periodic Rate Cap                      (Excludes     185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                           $55,489,445    410     20.59      $135,340       7.209    355.38    589   68.9
1.500                          $213,861,554  1,506     79.36      $142,006       7.483    356.80    590   71.8
2.000                              $129,891      1      0.05      $129,891       6.900    359.00    548   76.5
-----------------------------------------------------------------------------------------------------------------------------------
                               $269,480,891  1,917    100.00      $140,574       7.426    356.51    590   71.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           Range of Lifetime Rate Floor                     (Excludes     185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                      $600,571      4      0.22      $150,143       5.026    355.11    619   79.5
5.001 - 6.000                   $29,801,737    161     11.06      $185,104       5.818    358.53    617   70.4
6.001 - 7.000                  $102,312,638    604     37.97      $169,392       6.591    358.72    606   71.4
7.001 - 8.000                   $65,838,663    433     24.43      $152,052       7.568    358.44    582   69.8
8.001 - 9.000                   $39,636,598    321     14.71      $123,478       8.539    356.66    572   70.1
9.001 - 10.000                  $19,799,576    216      7.35       $91,665       9.571    348.61    550   74.3
> 10.000                        $11,491,107    178      4.26       $64,557      10.816    333.70    550   78.7
-----------------------------------------------------------------------------------------------------------------------------------
                               $269,480,891  1,917    100.00      $140,574       7.426    356.51    590   71.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                         Next Interest Adjustment Date                      (Excludes     185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
07/05                            $3,069,006     56      1.14       $54,804      10.050    292.67    553   75.3
08/05                            $2,721,229     53      1.01       $51,344      10.329    292.50    559   75.1
09/05                            $1,658,015     32      0.62       $51,813      10.093    294.85    569   76.3
10/05                              $523,918      7      0.19       $74,845       8.607    331.31    561   76.1
11/05                            $2,031,367     22      0.75       $92,335       7.852    341.94    569   66.5
12/05                            $2,486,633     29      0.92       $85,746       8.355    319.99    564   73.9
09/06                               $79,503      1      0.03       $79,503       7.990    351.00    560   80.0
10/06                              $289,795      2      0.11      $144,897       7.443    352.00    595   80.0
11/06                            $1,048,899      8      0.39      $131,112       7.623    353.00    575   71.0
12/06                            $1,273,128      9      0.47      $141,459       6.241    354.00    614   70.5



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-9

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------------
                                         Next Interest Adjustment Date        (Excludes 185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
01/07                            $1,602,305     13      0.59      $123,254       6.777    355.00    569   62.8
02/07                            $2,381,803     15      0.88      $158,787       7.056    356.00    568   62.3
03/07                            $5,025,026     41      1.86      $122,562       7.415    357.04    579   71.5
04/07                           $16,351,668    115      6.07      $142,188       7.000    358.04    603   71.3
05/07                           $38,371,227    230     14.24      $166,831       6.974    359.00    603   74.6
06/07                           $25,922,089    151      9.62      $171,669       7.120    360.00    600   76.6
10/07                              $369,851      2      0.14      $184,925       7.301    352.00    583   68.8
11/07                              $412,270      3      0.15      $137,423       6.174    353.00    626   80.0
12/07                              $843,087      6      0.31      $140,515       6.143    354.00    684   73.2
01/08                            $1,505,108     11      0.56      $136,828       7.585    355.00    569   73.4
02/08                            $1,102,185      7      0.41      $157,455       6.831    356.00    588   67.1
03/08                            $2,538,078     22      0.94      $115,367       7.569    357.00    571   65.2
04/08                           $24,955,508    180      9.26      $138,642       7.558    358.03    580   63.7
05/08                           $90,448,314    602     33.56      $150,246       7.579    359.00    584   69.3
06/08                           $42,470,880    300     15.76      $141,570       7.330    360.00    596   73.7
-----------------------------------------------------------------------------------------------------------------------------------
                               $269,480,891  1,917    100.00      $140,574       7.426    356.51    590   71.2
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-10